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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 6, 2003


                                  DEMEGEN, INC.
             (Exact name of registrant as specified in this charter)




           Colorado                      0-25353                84-1065575
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


     1051 Brinton Road, Pittsburgh, PA                               15221
 (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (412) 241-2150


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ITEM  4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Effective January 28, 2003, Ernst & Young LLP resigned as auditors of Demegen, Inc. (Company).

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified. However, each of the audit reports included an explanatory paragraph expressing substantial doubt concerning the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 2002, and in the subsequent interim period ending January 28, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its reports in the Company's financial statements for such years.

The Company has provided Ernst & Young LLP with a copy of the foregoing disclosures. The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 5, 2003 is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS


(c)       Exhibits

                                                                    PAGES OF
                                                                   SEQUENTIAL
             EXHIBIT INDEX                                      NUMBERING SYSTEM
             -------------                                      ----------------

Exhibit 16   Letter from Ernst & Young LLP dated February 5, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       DEMEGEN, INC.




                                       By   /s/Richard D. Ekstrom
                                           -----------------------------
                                           Richard D. Ekstrom
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer







     Date:  February 6, 2003


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